Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 60 to Registration Statement No. 2-62329 on Form N-1A of our reports dated November 23, 2016, relating to the financial statements and financial highlights of BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc. and the consolidated financial statements and consolidated financial highlights of Master Total Return Portfolio, a series  of Master Bond LLC, each appearing in the Annual Report on Form N-CSR of BlackRock Bond Fund, Inc. for the year ended September 30, 2016, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 25, 2017